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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                   -------------------------------------------

                                       8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): December 27, 2001



                                 CYBERCARE, INC.
                                 ---------------
             (Exact name of registrant as specified in its charter)



           FLORIDA                      0-20356                  65-0158479
(State or other jurisdiction     (Commission File Number)     (IRS Employer ID
       of incorporation)                                           Number)



       2500 QUANTUM LAKES DRIVE, SUITE 1000, BOYNTON BEACH, FLORIDA 33426
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                    (Address of principal executive offices)


Registrant's telephone number, including area code: 561-742-5000


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Item 5. Other Events

      On December 27, 2001, CyberCare Technologies, Inc. and CyberCare International Limited, wholly owned subsidiaries of CyberCare, Inc. (the "Registrant") entered into an amendment (the "Amendment") to the Marketing, Distribution and License Agreement dated October 11, 2001 with CyberAmeriCare, Inc., a Delaware corporation ("CAC"). The Amendment extends to March 15, 2002 the period in which CAC is required to raise initial capitalization of at least $30,000,000 and extends to March 31, 2002 the period in which CAC is required to pay a $15,000,000 geographic exclusivity fee.

      The description of the arrangement is subject to the terms and conditions of the Amendment, a copy of which is filed as an exhibit to this 8-K.

Item 7. Financial Statements and Exhibits

        (a)   Exhibit

              EXHIBIT NUMBER           DESCRIPTION
              --------------           -----------

                  10.1 Amendment to the Marketing, Distribution and License Agreement by and Among CyberCare Technologies, Inc., CyberCare International Limited, and CyberAmeriCare, Inc. dated December 27, 2001.




SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.



Date: January 16, 2002                    By: /s/ STEVEN M. COHEN
                                              --------------------------------
                                              Steven M. Cohen
                                              Chief Financial Officer and
                                              Authorized signature.